CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Purchase of treasury stock	715	290
Stock offering, net of expense	2,313,463
Proceeds from stock offering, expense (in dollars)	$ 1,352
Purchase of shares of ESOP pursuant to reorganization	112,534
ESOP shares earned	3,751